UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 31, 2004

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26015 (Commission File Number)	95-4627253 (I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California (Address of principal executive offices)	91367 (Zip Code)

(818) 668-2100 (Registrant's telephone number, including area code)

Item 5.     Other Events

On March 31, 2004 the company issued a press release announcing that ODS Technologies, L.P. doing business as TVG Network, a subsidiary of Gemstar-T V Guide International (TVG) will not exercise a warrant issued to TVG.

Item 7.	Financial Statements and Exhibits

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Exhibits:

		99.1	Press Release issued March 31, 2004

		99.2	Letter from TVG dated March 31, 2004

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.

Date: March 31, 2004	By:	/s/ Charles Champion
Charles Champion President and Chief Executive Officer